-------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2003

                              CATHAY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-18630                95-4274680
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                777 North Broadway, Los Angeles, California   90012
               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On September 22, 2003, Cathay Bancorp, Inc. and GBC Bancorp jointly issued a press release announcing an extension of the election deadline for shareholders of GBC Bancorp to submit their properly completed and executed Letters of Transmittal/Election Forms in connection with the proposed merger between Cathay Bancorp, Inc. and GBC Bancorp. A copy of the joint press release issued by Cathay Bancorp, Inc. and GBC Bancorp is attached hereto as Exhibit
99.1 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits
      --------
      99.1  Press Release dated September 22, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2003
                                      CATHAY BANCORP, INC.

                                      By: /s/  Dunson K. Cheng
                                          --------------------------------------
                                          Dunson K. Cheng
                                          Chairman and President

                                  EXHIBIT INDEX

Number   Exhibit
------   -------
99.1     Press Release, dated September 22, 2003.